UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2025

Beyond Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38892	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Stewart Avenue, Suite 301

Garden City, NY 11530

(Address of Principal Executive Offices and Zip Code)

(516) 665-8200

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	XAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On June 17, 2025, Beyond Air, Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter and year ended March 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information, including the exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 16, 2025, the Board of Directors (the “Board”) of the Company appointed Robert Goodman as a member of the Board. Mr. Goodman’s career spans public companies, private equity–backed businesses, and early-stage ventures, where has held leadership roles at BioTelemetry, Philips Healthcare, Cardiocore, Thermo Fisher Scientific, and Pfizer. A retired U.S. Army officer, Mr. Goodman earned his undergraduate degree from Norwich University.

The Board has determined that Mr. Goodman qualifies as an independent director under the corporate governance standards of the Nasdaq Stock Market LLC. As of the time of this filing, the Board has not made a determination regarding the committees of the Board, if any, to which Mr. Goodman will be appointed. Mr. Goodman will receive typical compensation for his service as a non-employee member of the Board.

There are no arrangements or understandings between Mr. Goodman and any other person pursuant to which he was selected as a director, and there are no transactions in which the Company is a party and in which Mr. Goodman has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

On June 16, 2025, the Company issued a press release announcing that it submitted a premarket approval (PMA) supplement application to the U.S. Food and Drug Administration (FDA) for LungFit PH II, the next-generation therapeutic nitric oxide generator. A copy of the press release is filed as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Beyond Air, Inc., dated as of June 17, 2025.
99.2	Press Release of Beyond Air, Inc., dated as of June 16, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND AIR, Inc.

Date:	June 18, 2025	By:	/s/ Steven A. Lisi
		Name:	Steven A. Lisi
		Title	Chief Executive Officer